RYDEX SERIES FUNDS



                         Supplement Dated April 25, 2005
                                     to the
Rydex Series Funds H-Class Prospectus, A-Class Prospectus and C-Class Prospectus
                  for the Strategic Funds Dated August 1, 2004,
                           and Any Supplements Thereto

               THIS  SUPPLEMENT  PROVIDES NEW AND  ADDITIONAL  INFORMATION  THAT
            REPLACES INFORMATION CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.
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Under the  heading  "PORTFOLIO  INVESTMENT  STRATEGY,"  on page 5 of the H-Class
Shares Prospectus, page 5 of the A-Class Shares Prospectus and page 5 of the C-Class Shares Prospectus, the first and second paragraphs have been deleted and replaced with the following disclosure:

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000 Index. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies within economic sectors and across the small, medium and large market capitalization ranges.

The Advisor uses a quantitative model to allocate the Fund's investments among these sector and capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.